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                                                                    EXHIBIT 10.8

                                   AMENDMENT
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     In accordance with Section 18.02 of the DBS Distribution Agreement
("Agreement") between Hughes Communications Galaxy, Inc. ("HCG") and the National Rural Telecommunications Cooperative ("NRTC"), dated April 10, 1992, and for good and valuable consideration, receipt of which is hereby acknowledged, the Agreement as amended on May 11, 1992, is amended as follows:

                    Section 1.05 is hereby amended by deleting
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               the date "May 26, 1992" and substituting in its
               place the date "May 31, 1992".

     This Amendment may be executed in counterparts pursuant to Section 18.11 of the Agreement and delivered via telecopier.

     WHEREOF each of the parties hereto has duly executed and delivered this Amendment as of the date indicated below.


    HUGHES COMMUNICATIONS                     NATIONAL RURAL
    GALAXY, INC.                              TELECOMMUNICATIONS
                                              COOPERATIVE

By: /s/                                   By: /s/
   --------------------------                --------------------------
Date: 5/26/92                             Date: 5/26/92
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Attest: /s/                               Attest: /s/
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Date: 5/26/92                             Date: 5/26/92
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